UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 2007

                             CONCORD VENTURES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



    Colorado                         000-27055                84-1472763
  -----------                        ---------                ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)


                2460 W. 26th Ave., Suite 380-C, Denver, CO 80211
             ------------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (303) 380-8280


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 3. SECURITIES AND TRADING MARKETS

3.02  Unregistered Sales of Equity Securities

The Company authorized the issuance of 87,055 shares of restricted common stock to David Cutler, the Company's President and a director, in full settlement of the Company's debt to Mr. Cutler of $87,055.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 3, 2007

                                   CONCORD VENTURES, INC.



                                   By: /s/ David J. Cutler
                                       -----------------------------
                                       David J. Cutler, & President